Exhibit 3.241
COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
MARCH 14, 2011
TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:
PHC-ASHLAND, L.P.
I, Carol Aichele, Acting Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of
1	Certificate of Limited Partnership filed on April 9, 2001

2	CHANGE OF REGISTERED OFFICE — Domestic filed on July 22, 2005 which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.
Acting Secretary of the Commonwealth

200128-808

Microfilm Number	Filed with the Department of State on APR 09 2001

Entity Number 2998808
Secretary of the Commonwealth
CERTIFICATE OF LIMITED PARTNERSHIP
DSCB:15-8511 (Rev 90)
     In compliance with the requirements of 15 Pa.C.S. § 8511 (relating to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:
1. The name of the limited partnership is: PHC-Ashland, L.P.

2.	The (a) address of this limited partnership’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)

	Number and Street	City	State	Zip	County

(b) c/o:	National Registered Agents, Inc.	Dauphin

	Name of Commercial Registered Office Provider	County
For a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited partnership is located for venue and official publication purposes.
3.	The name and business address of each general partner of the partnership is:

Name	Address
PHC-Tennessee, Inc.	105 Westwood Place, Suite 400, Brentwood, Tennessee 37027

4.	(Check, and if appropriate complete, one of the following):

☑	The formation of the limited partnership shall be effective upon filing this Certificate of Limited Partnership in the Department of State.

☐	The formation of the limited partnership shall be effective on:		at

		Date		Hour
PA046-CT System Online

Certification#: 9380363-1 Page 1 of 3

200128-809
DSCB: 15-8511 (Rev 90)-2
     IN TESTIMONY WHEREOF, the undersigned general partner(s) of the limited partnership has (have) executed this Certificate of Limited Partnership this 6th day of April, 2001.

/s/ Kevin P. Porten
(Signature)	(Signature)

(Signature)	(Signature)
      PA046-CT System Online

Certification#: 9380363-1 Page 2 of 3

2005073-781
PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU
Statement of Change of Registered Office (15 Pa.C.S.)

Entity Number 2998808	☐	Domestic Business Corporation (§ 1507)
	☐	Foreign Business Corporation (§ 4144)
	☐	Domestic Nonprofit Corporation (§ 5507)
	☐	Foreign Nonprofit Corporation (§ 6144)
	☑	Domestic Limited Partnership (§ 8506)

Name			Document will be returned to the name and address you enter to the left
Ü

Address

City	State	Zip Code

Fee: $70	Filed in the Department of State on

Secretary of the Commonwealth
          In compliance with the requirements of the applicable provisions of 15 Pa. C. S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that
1. The name is PHC-Ashland, L.P.

2.	The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and street	City	State	Zip	County

(b) Name of Commercial Registered Office Provider	County
c/o: National Registered Agents Inc.	Dauphin
3.	Complete part (a) or (b)
(a)	The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is

Number and Street	City	State	Zip	County
(b)	The registered office of the corporation or limited partnership shall be provided by

c/o: C T Corporation System	Schuylkill

Name of Commercial Registered Office Provider	County
      PA046-CT System Online

Certification#: 9380363-1 Page 3 of 3